UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal executive offices)		85255 (Zip Code)

Registrant's telephone number,
including area code:
(480) 362-9760

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

U.S. Federal Income Tax Considerations

The information included under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces, in its entirety, the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated October 11, 2016, which forms part of the Registration Statement on Form S-3 (File No. 333-214062) of Colony Starwood Homes (the “Company”), filed with the Securities and Exchange Commission on October 11, 2016.

Economic and Demographic Data derived from John Burns Real Estate Consulting Information

Included in this filing as Exhibit 99.2 is certain economic and demographic data derived from information prepared for the Company by John Burns Real Estate Consulting, LLC.

 Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
23.1	Consent of John Burns Real Estate Consulting, LLC.
99.1	U.S. Federal Income Tax Considerations.
99.2	Economic and Demographic Data derived from John Burns Real Estate Consulting, LLC Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2017	COLONY STARWOOD HOMES

	By:	/s/ Ryan A. Berry
	Name:	Ryan A. Berry
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of John Burns Real Estate Consulting, LLC.
99.1	U.S. Federal Income Tax Considerations.
99.2	Economic and Demographic Data derived from John Burns Real Estate Consulting, LLC Information.

4